Exhibit 4.1

COMMON STOCK COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 483119 10 3 THIS CERTIFIES THAT IS THE RECORD HOLDER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF KALA PHARMACEUTICALS, INC. (hereinafter called the “Corporation”) transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers. Dated: PRESIDENT AND SECRETARY TREASURER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN — as tenants in common — as tenants by the entireties — as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT — ......................... Custodian ......................... (Cust) under Uniform Gifts to Minors (Minor) Act .............................................................. (State) UNIF TRF MIN ACT — ................. Custodian (until age ................) (Cust) ............................ under Uniform Transfers (Minor) to Minors Act .............................................. (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated X X THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.